UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 27, 2017

WageWorks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 577-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 27, 2017, WageWorks, Inc. (the “Corporation”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on March 6, 2017, the record date for the Annual Meeting, 37,092,079 common shares of the Corporation were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 36,085,691, or approximately 97.29% of the outstanding common shares entitled to vote, were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Corporation voted on the following items at the Annual Meeting:

1.	the election of two Class II directors to hold office until the 2020 Annual Meeting of Stockholders;

2.	Advisory approval of the Corporation’s executive officer compensation; and

3.	The ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For more information about the foregoing proposals, see the Corporation’s definitive proxy statement filed March 17, 2017.

The results of the voting at the Annual Meeting are as follows:

1.	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Mariann Byerwalter	34,157,373	563,228	1,508	1,363,582
John W. Larson	33,977,536	742,928	1,645	1,363,582

2.	Advisory Approval of the Corporation’s Executive Officer Compensation

The proposal to receive a non-binding advisory vote on named executive officer compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
34,428,727	230,616	62,766	1,363,582

3.	The Ratification of the Appointment of KPMG LLP as the Corporation’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017

The proposal to ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was duly ratified.

For	Against	Abstain	Broker Non-Votes
36,064,625	17,764	3,302	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

By:	/s/ Joseph L. Jackson
	Name:	Joseph L. Jackson
	Title:	Chairman of the Board of Directors and Chief Executive Officer

Date: May 1, 2017